                                                                    EXHIBIT 99.1

MOR-1                    UNITED STATES BANKRUPTCY COURT

CASE NAME:         Costilla Energy, Inc.       PETITION DATE:      9/3/99 0:00
CASE NUMBER:       99-70653-K                  DISTRICT OF TEXAS:   Western
PROPOSED PLAN DATE:      February 11, 2000     DIVISION:           Midland

               MONTHLY OPERATING REPORT SUMMARY FOR DECEMBER 1999

         1
================================================================================================================================
MONTH                                                   September            October           November            December
-----                                                   ---------            -------           --------            --------
REVENUES (MOR-6)                                       3,735,769.00        3,484,779.00       4,565,654.00        3,377,622.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)                 2,215,767.00        1,599,506.00       2,710,479.00        1,906,463.38
NET INCOME (LOSS) (MOR-6)                               -551,068.00           84,733.62         159,679.00       -8,238,273.62
PAYMENTS TO INSIDERS (MOR-9)                             103,697.16          100,844.23         100,848.31          110,126.62
PAYMENTS TO PROFESSIONALS (MOR-9)                              0.00           61,000.00          54,719.91          264,667.55
TOTAL DISBURSEMENTS (MOR-8)                            2,322,396.16        3,242,472.40       3,610,041.00        4,355,837.00
================================================================================================================================


===============================================================================
MONTH
-----
REVENUES (MOR-6)                                       0.00                0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)                 0.00                0.00
NET INCOME (LOSS) (MOR-6)                              0.00                0.00
PAYMENTS TO INSIDERS (MOR-9)                           0.00                0.00
PAYMENTS TO PROFESSIONALS (MOR-9)                      0.00                0.00
TOTAL DISBURSEMENTS (MOR-8)                            0.00                0.00
===============================================================================

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***


REQUIRED INSURANCE MAINTAINED                    EXP.
      AS OF SIGNATURE DATE                       DATE
-----------------------------                    -----------
CASUALTY            YES (X) NO ( )               08-10-2000
LIABILITY           YES (X) NO ( )               08-10-2000
VEHICLE             YES (X) NO ( )               08-10-2000
WORKER'S            YES (X) NO ( )               08-10-2000
OTHER               YES ( ) NO ( )                  -   -





ATTORNEY NAME:   Henry J. Kiam
FIRM NAME:       Sheinfeld, Maley & Kay, P.C.
ADDRESS:         1001 Fannin Street, Suite 3700
CITY, STATE, ZIP:Houston, Texas 77002
TELEPHONE:       (713) 658-8881

MOR-1


                                                                                CIRCLE ONE
Are all accounts receivable being collected within terms?                       YES     NO
Are all post-petition liabilities, including taxes, being paid within terms?    YES     NO
Have any pre-petition liabilities been paid?                                    YES     NO
If so, describe     Revenue Interest Owners paid by Court order dated 9/23/99;
                    Outside Operators paid by Court order dated 12/1/99.
Are all funds received being deposited into DIP bank accounts?                  YES     NO     per Court Order
Were any assets disposed of outside the normal course of business?              YES     NO
If so, describe ______________________________________________________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?                            YES     NO
What is the status of your Plan of Reorganization?                              The Company intends to file a Plan of
                   Reorganization  by February 11, 2000.

                           I certify under penalty of perjury that the following complete
                           Monthly Operating Report (MOR), consisting of MOR-1 through
                           MOR-9 plus attachments, is true and correct.


                           SIGNED X                              TITLE:
                                   ----------------------------        ----------------------
                                      (ORIGINAL SIGNATURE)
                             Bobby W. Page
                           --------------------------------------      -----------------------
                                (PRINT NAME OF SIGNATORY)

CASE NAME:     Costilla Energy, Inc.
CASE NUMBER:   99-70653-K



                                                COMPARATIVE BALANCE SHEETS
                                              ------------------------------
ASSETS                                        FILING DATE*      MONTH         MONTH          MONTH           MONTH
                                              SEPT 3, 1999    SEPTEMBER      OCTOBER        NOVEMBER        DECEMBER        MONTH
                                              ------------    ----------     --------       ---------       ---------       -----
CURRENT ASSETS

Cash                                            3,148,430       3,896,323    9,242,370     11,310,200      12,856,120
Accounts Receivable, Net                       11,646,517      13,690,545    9,145,771      8,713,313       8,110,030
Inventory:  Lower of Cost or Market
Prepaid Expenses
Investments
Other             Cafeteria Plan (Cash)                                          1,663          2,567           1,637
                                             ------------    ------------  -----------   ------------    ------------
TOTAL CURRENT ASSETS                           14,794,947      17,586,868   18,389,804     20,026,080      20,967,787        0.00
                                             ============    ============  ===========   ============    ============
PROPERTY, PLANT & EQUIP. @ COST                 5,050,049       5,055,086    5,051,109      5,047,951       5,047,951
Less Accumulated Depreciation                   2,334,540       2,413,290    2,496,819      2,573,582       2,654,293
NET BOOK VALUE OF PP & E                        2,715,509       2,641,796    2,554,290      2,474,368       2,393,658        0.00
OTHER ASSETS
  1.  Oil & Gas Properties                     87,722,577      86,315,831   85,475,394     83,293,463      74,734,988
  2.  Investments in Subsidiaries
  3.  Security Deposits                            10,570          10,570       10,570         10,570          10,570
  4.  Accruals/Deferred Charges**                              16,906,437   17,900,799     18,351,661      17,681,221
                                             ------------    ------------  -----------   ------------    ------------      ------
TOTAL ASSETS                                 $105,243,602    $123,461,501  124,330,857   $124,156,142    $115,788,224      $ 0.00
                                             ============    ============  ===========   ============    ============      ======

                      *   Per Schedules and Statement of Affairs
         MOR-2
                      **  Not Included on Schedules

CASE NAME:          Costilla Energy, Inc.
CASE NUMBER:        99-70653-K



                                                 COMPARATIVE BALANCE SHEETS
                                               ------------------------------
LIABILITIES & OWNER'S                          FILING DATE*         MONTH           MONTH           MONTH          MONTH
EQUITY                                         SEPT 3, 1999       SEPTEMBER        OCTOBER        NOVEMBER       DECEMBER    MONTH
                                               ------------     ----------        --------        ---------       ---------  -----
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)                                   1,938,746       3,365,960       4,167,232      4,205,098
                                                               =============   =============   =============  =============
PRE-PETITION LIABILITIES
  Notes Payable - Secured                        49,279,578       47,588,673      47,435,542      47,384,519     47,384,519
  Priority Debt                                      12,735           12,735          12,735          12,735         12,735
  Federal Income Tax
  FICA/Withholding
  Unsecured Debt(1)                             188,097,351      188,097,351     188,097,351     195,887,350    195,562,026
                                             --------------    -------------   -------------   -------------  -------------
TOTAL PRE-PETITION LIABILITIES                  237,389,664      235,698,759     235,545,628     243,284,604    242,959,280    0
                                             --------------    -------------   -------------   -------------  -------------
  **Other Accruals (1)(2)                                         13,002,277      12,512,816       3,638,174      3,795,988    0
                                                               -------------   -------------   -------------  -------------
TOTAL LIABILITIES                               237,389,664      250,639,782     251,424,404     251,090,010    250,960,366    0
                                             ==============    =============   =============   =============  =============
OWNER'S EQUITY (DEFICIT)
  PREFERRED STOCK                                     5,000            5,000           5,000           5,000          5,000
  COMMON STOCK                                    1,410,158        1,410,158       1,410,158       1,410,158      1,410,158
  ADDITIONAL PAID-IN CAPITAL***                  96,030,694       96,030,694      96,030,694      96,030,694     96,030,694
  RETAINED EARNINGS:  Filing Date (2)          -229,591,914     -224,073,065    -224,624,133    -224,539,399   -224,379,720
  RETAINED EARNINGS:  Post Filing Date                              -551,068          84,734         159,679     -8,238,274
                                             --------------    -------------   -------------   -------------  -------------
TOTAL OWNER'S EQUITY (NET WORTH)               -132,146,062     -127,178,281    -127,093,547    -126,933,868   -135,172,142    0
                                             ==============    =============   =============   =============  =============
TOTAL LIABILITIES & OWNERS EQUITY             $ 105,243,602    $ 123,461,501   $ 124,330,857     124,156,142    115,788,224    0
                                             ==============    =============   =============   =============  =============



                                         *    Per Schedules and Statement of Affairs

                MOR-3                    **   Accrued liabilities not listed on Schedules.

                                         ***  Includes adjustment for Treasury Stock

Schedules/November MOR corrected:       (1)   November includes $188,097,351 per Schedules and Statement of Affairs and $7,789,999
                                              of pre-petition accrued interest on the 10.25% Senior Notes. The Schedules will be amended to reflect the pre-petition interest of $7,789,999 as Unsecured Debt, reclassified from Other Accruals.

September/October MOR corrected:        (2)   The Schedules reflect a judgement on a lawsuit of $5.5 million, which is on appeal and is not reflected on the books and records of the Debtor. The $5.5 million has been reclassified from a reduction in Other Accruals to a reduction in Retained Earnings.

                                        (3)   Payments have been made to Outside Operators pursuant to Court Order dated 12/1/99.
                                              Pre-petition Debt will be updated in Amendments.

CASE NAME:      Costilla Energy, Inc.
CASE NUMBER:    99-70653-K


                      SCHEDULE OF POST-PETITION LIABILITIES



                                                      MONTH          MONTH         MONTH          MONTH
                                                    SEPTEMBER       OCTOBER       NOVEMBER      DECEMBER      MONTH        MONTH
                                                    ---------       -------       --------      --------      -----        ------

TRADE ACCOUNTS PAYABLE                               38,504.26       853,424      970,725      482,762
TAX PAYABLE
  Federal Payroll Taxes                                  16.40
  State Payroll Taxes                                    24.13
  Ad Valorem Taxes                                     703,215       927,679
  Other Taxes
TOTAL TAXES PAYABLE                                      40.53             0      703,215      927,679        0.00        0.00
SECURED DEBT POST-PETITION**                                                                   117,694
ACCRUED INTEREST PAYABLE                            389,838.00       683,753      720,927      967,915
ACCRUED PROFESSIONAL FEES*                                           231,233      305,846      219,736
OTHER ACCRUED LIABILITIES
  1. Undistributed Royalty & Interest Owner       1,510,363.00     1,597,550    1,466,519    1,489,312
  2.
  3.
                                                 -------------    ----------   ----------   ----------  ----------   ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)          $1,938,745.79    $3,365,960   $4,167,232   $4,205,098  $     0.00   $    0.00
                                                 =============    ==========   ==========   ==========  ==========   =========


*  Payment requires Court Approval

          MOR-4

** Post-Petition increase in Revenue Interest Owner Suspense Account.

CASE NAME:   Costilla Energy, Inc.
CASE NUMBER: 99-70653-K

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH     DECEMBER


                                    TRADE        FEDERAL       STATE      AD VALOREM,
DAYS                 TOTAL         ACCOUNTS       TAXES        TAXES     OTHER TAXES       OTHER
----                 -----         --------      -------      -------    ------------      -----

0-30                  463,284      238,821                                224,463
31-60                 947,156      243,941                                703,215
61-90                       0
91+                         0
                    ---------      -------                               ------------
TOTAL               1,410,440      482,762            0           0       927,678             0
                    =========      =======                               ============

                          AGING OF ACCOUNTS RECEIVABLE


MONTH                September        October         November       December
-----                ---------        -------         --------       --------

0-30 DAYS            12,235,600      7,785,723       7,093,947      6,924,340
31-60 DAYS               94,085        117,810         352,780        352,900
61-90 DAYS              124,580        -13,438         112,109        189,320
91+ DAYS              1,236,279      1,255,676       1,154,477        643,470
                     ----------      ---------       ---------      ---------
TOTAL                13,690,545      9,145,771       8,713,313      8,110,030         0            0
                     ==========      =========       =========      =========

      MOR-5

CASE NAME:    Costilla Energy, Inc.
CASE NUMBER:  99-70653-K


                                          STATEMENT OF INCOME (LOSS)
                                       MONTH       MONTH       MONTH         MONTH                               FILING TO
                                     SEPTEMBER    OCTOBER     NOVEMBER     DECEMBER       MONTH       MONTH        DATE
                                     ---------    -------     --------     --------       -----       -----      ---------


REVENUES (MOR-1)                      3,735,769   3,484,779   4,565,654    3,377,622                             15,163,824
TOTAL COST OF REVENUES                                                                                                    0
                                     ----------  ----------  ----------   ----------  ---------  ---------     ------------
GROSS PROFIT                          3,735,769   3,484,779   4,565,654    3,377,622          0          0       15,163,824
                                     ==========  ==========  ==========   ==========  =========  =========     ============
OPERATING EXPENSES:
    Lease Operating Expense           1,067,544   1,208,151   1,199,190    1,053,372                              4,528,257
    General & Administrative            348,761     345,045     372,304      251,017                              1,317,127
    Insiders Compensation               103,697     100,844     100,848      110,127                                415,516
    Professional Fees                               231,233     182,833       56,643                                470,709
    Other                                                                                                                 0
    Other                                                                                                                 0
                                     ----------  ----------  ----------   ----------  ---------  ---------     ------------
TOTAL OPERATING EXPENSES              1,520,002   1,885,273   1,855,175    1,471,159          0          0        6,731,609
                                     ==========  ==========  ==========   ==========  =========  =========     ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)   2,215,767   1,599,506   2,710,479    1,906,463          0          0        8,432,215
INTEREST EXPENSE                        389,838     293,915     288,662      299,675                              1,272,090
DEPRECIATION                            908,528   1,206,898   1,158,130    1,377,261                              4,650,817
OTHER (INCOME) EXPENSE*               1,468,469      13,959   1,104,008    8,467,801                             11,054,237
OTHER ITEMS**                                                                                                             0
                                     ----------  ----------  ----------   ----------  ---------  ---------     ------------
TOTAL INT, DEPR & OTHER ITEMS         2,766,835   1,514,772   2,550,800   10,144,737          0          0       16,977,144
                                     ==========  ==========  ==========   ==========  =========  =========     ============
NET INCOME BEFORE TAXES                -551,068      84,734     159,679   -8,238,274          0          0       -8,544,929
FEDERAL INCOME TAXES                                                                                                      0
NET INCOME (LOSS)  (MOR-1)             -551,068      84,734     159,679   -8,238,274          0          0       -8,544,929

Accrual Accounting Required, Otherwise Footnote with Explanation.

*   Footnote Mandatory.

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.


* EXPLORATION & ABANDONMENTS            180,498       2,751   1,104,008    6,712,038
  IMPAIRMENT OF ASSETS                  943,201                            1,755,763
  LOSS ON COMMODITY TRANSACTIONS        400,106      11,208
  LOSS ON PURCHASE OPTION               (55,336)
                MOR-6                 1,468,469      13,959   1,104,008    8,467,801

CASE NAME:    Costilla Energy, Inc.
CASE NUMBER:  99-70653-K


CASH RECEIPTS AND                                   MONTH        MONTH         MONTH          MONTH                     FILING TO
DISBURSEMENTS                                      September    October       November      December      MONTH            DATE
                                                   ---------   ---------     ----------   -----------   -----------     -----------
  1. CASH-BEGINNING OF MONTH                       $3,148,430  $3,896,323    $9,244,040   $11,312,659   $12,857,757     $ 3,148,430
                                                   ----------  ----------   -----------   -----------   -----------     -----------
RECEIPTS:
  2.  CASH SALES                                                                                                        $         0
  3.  COLLECTION OF ACCOUNTS RECEIVABLE             3,070,290   8,565,218     5,642,943     5,857,988                   $23,136,438
  4.  LOANS & ADVANCES (attach list)                                                                                    $         0
  5.  SALE OF ASSETS                                                                                                    $         0
  6.  OTHER (attach list) Interest                                 24,971        35,717     42,948.18                   $   103,636
                                                   ----------  ----------   -----------   -----------   -----------     -----------
TOTAL RECEIPTS**                                    3,070,290   8,590,189     5,678,660     5,900,936          0.00     $23,240,074
                                                   ----------  ----------   -----------   -----------   -----------     -----------
(Withdrawal) Contribution by Individual
   Debtor MFR-2*                                                                                    $0
DISBURSEMENTS:
  7.  NET PAYROLL                                     252,148     317,344       297,679       232,681                   $ 1,099,853
  8.  PAYROLL TAXES PAID                               97,206     117,357       110,101        75,704                   $   400,368
  9.  SALES, USE & OTHER TAXES PAID                    17,391     250,000       266,450       236,278                   $   770,119
10.  SECURED/RENTAL/LEASES                             24,535      36,575        26,295        25,000                   $   112,405
11.  UTILITIES & TELEPHONE                             14,675      36,715        21,214                                 $    72,604
12.  INSURANCE                                         40,310     144,000        78,000       115,000                   $   377,310
13.  OIL & GAS OPERATIONS                             138,003     418,000       847,000     1,279,000                   $ 2,682,003
14.  REVENUE INTEREST OWNERS                        1,616,103   1,558,000     1,597,550     1,449,832                   $ 6,221,485
15.  CONTRACT LABOR & PUMPERS                          81,506      80,000                      80,000                   $   241,506
16.  EMPLOYEE BENEFITS & DEDUCTIONS                    15,788      22,925                      22,619                   $    61,332
17.  MISCELLANEOUS                                     12,801       7,379                      12,479                   $    32,659
18.  OTHER (attach list)                                          176,607       311,032       562,576                   $ 1,050,215
                                                   ----------  ----------   -----------   -----------   -----------     -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                 2,310,467   3,164,902     3,555,321     4,091,169          0.00     $13,121,859
19.  PROFESSIONAL FEES                                             61,000        54,720       264,668                   $   380,388
20.  U.S. TRUSTEE FEES                                              7,500                                               $     7,500
21.  OTHER REORGANIZATION EXPENSES (attach list)       11,930       9,070                                               $    21,000
                                                   ----------  ----------   -----------   -----------   -----------     -----------
TOTAL DISBURSEMENTS**                               2,322,396   3,242,472     3,610,041     4,355,837             0     $13,530,747
                                                   ----------  ----------   -----------   -----------   -----------     -----------
22.  NET CASH FLOW                                    747,894   5,347,717     2,068,619     1,545,099             0     $ 9,709,328
                                                   ----------  ----------   -----------   -----------   -----------     -----------
23.  CASH - END OF MONTH (MOR-2)                   $3,896,323  $9,244,040   $11,312,659   $12,857,757   $12,857,757     $12,857,757
                                                   ==========  ==========   ===========   ===========   ===========     ===========

         *  Applies to Individual debtors only
MOR-7    ** Numbers for the current month should balance (match)
            RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

CASE NAME:   #REF!
CASE NUMBER: #REF!


                                                   September            October            November          December


Line 12 Other
Accounting Services                                                         1,892              6,965            50,013
Land Leases                                                                22,000             20,000            19,000
Capital Expenditures-New Wells                                             89,000            199,000           408,000
Bank Charges                                                                2,083              2,217             2,508
Consulting Fees                                                            17,657             46,993            46,993
Computer Expenses                                                          17,609             15,032            17,253
Promo/Memberships/Dues                                                      2,532              1,007
Legal Fees                                                                  2,339                354             2,678
Office Supplies                                                             4,681              1,984             5,406
Other Supplies                                                                383                848               488
Freight & Postage                                                           2,026              4,562               506
Professional Development                                                      800              1,405               265
Shop Expense                                                                  665              1,382                49
Travel & Entertainment                                                     10,601              4,402             9,417
Public Reporting Expense                                                    2,339              4,881
                                                                        ---------          ---------         ---------
                                                                        $ 176,607          $ 311,032         $ 562,576
                                                                        =========          =========         =========

Line 21- Other Reorganization Expenses
Notice Mailout                                                              7,414
Copies- Court filings & Reorg                                               1,283
Background Check-Brown Deal                                                   200
Court & Bank Meeting Travel                                                   208
Refund (Filing Fees)                                     11,930               (35)
                                                      ---------         ---------          ---------         ---------
                                                      $  11,930         $   9,070          $       0         $       0
                                                      =========         =========          =========         =========

CASE NAME:   Costilla Energy, Inc.
CASE NUMBER: 99-70653-K

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF December


BANK NAME                                  Bank of America  Bank of America  Bank of America
ACCOUNT NUMBER                              #375-076-7438    375-076-7661     #374-076-7438
ACCOUNT TYPE                                  OPERATING        PAYROLL           MASTER         OTHER FUNDS           TOTAL
BANK BALANCE                                   587,553.21     115,031.06       1,411,336.73     11,413,904.40    $ 13,527,825.40
DEPOSITS IN TRANSIT                                                                                      0.00    $          0.00
OUTSTANDING CHECKS                             369,815.59      94,240.26                           206,012.33    $    670,068.18
                                           --------------    -----------     --------------   ---------------    ---------------
ADJUSTED BANK BALANCE                      $   217,737.62    $ 20,790.80     $ 1,411,336.73   $ 11,207,892.07    $ 12,857,757.22
                                           ==============    ===========     ==============   ===============    ===============
BEGINNING CASH - PER BOOKS                     194,877.55      23,328.19       1,349,588.97      9,744,864.26    $ 11,312,658.97
RECEIPTS*                                      292,216.74                      5,564,093.78         44,625.20    $  5,900,935.72
TRANSFERS BETWEEN ACCOUNTS                   2,300,000.00     331,004.49      -5,502,346.02      2,871,341.53    $          0.00
(WITHDRAWAL) OR INCONTRIBUTION BY
  DEBTOR MFR-2                                                                                           0.00    $          0.00
CHECKS/OTHER DISBURSEMENTS*                  2,569,356.67     333,541.88                         1,452,938.92    $  4,355,837.47
                                           --------------    -----------     --------------   ---------------    ---------------
ENDING CASH - PER BOOKS                    $   217,737.62    $ 20,790.80      $1,411,336.73   $ 11,207,892.07    $ 12,857,757.22
                                           ==============    ===========     ==============   ===============    ===============



MOR-8  *  Numbers should balance (match) TOTAL RECEIPTS and
          TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:   #REF!
CASE NUMBER: #REF!

                           CASH ACCOUNT RECONCILIATION

                                MONTH OF December


BANK NAME                               Bank of America   Bank of America   Bank of America  Chase Bank of Texas
ACCOUNT NUMBER                           #375-076-7438       #834386        #375-065-9203     #051-01021823
ACCOUNT TYPE                             REVENUE DISTRIB    INVESTMENT      CORPUS IMPREST     CAFETERIA PLAN           TOTAL
                                        ----------------  ---------------   ---------------  --------------------  ---------------

BANK BALANCE                                 225,321.78     11,186,204.49         740.81          1,637.32         $ 11,413,904.40
DEPOSITS IN TRANSIT                                                                                                          $0.00
OUTSTANDING CHECKS                           206,012.33                                                            $    206,012.33
                                        ---------------    --------------     ----------         ---------         ---------------
ADJUSTED BANK BALANCE                        $19,309.45    $11,186,204.49        $740.81         $1,637.32         $ 11,207,892.07
                                        ===============    ==============     ==========         =========         ===============
BEGINNING CASH - PER BOOKS                  -402,199.96     10,143,256.31       1,241.08          2,566.83         $  9,744,864.26
RECEIPTS*                                                       42,948.18                         1,677.02         $     44,625.20
TRANSFERS BETWEEN ACCOUNTS                 1,871,341.53      1,000,000.00                                          $  2,871,341.53
(WITHDRAWAL) OR INCONTRIBUTION BY
  DEBTOR MFR-2                                                                                                     $          0.00
CHECKS/OTHER DISBURSEMENTS*                1,449,832.12                           500.27          2,606.53         $  1,452,938.92
                                        ---------------    --------------     ----------         ---------         ---------------
ENDING CASH - PER BOOKS                 $     19,309.45    $11,186,204.49        $740.81         $1,637.32         $ 11,207,892.07
                                        ===============    ==============     ==========         =========         ===============

MOR-8   *  Numbers should balance (match) TOTAL RECEIPTS and
           TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:    Costilla Energy, Inc.
CASE NUMBER:  99-70653-K

                     PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).


                                                  MONTH          MONTH       MONTH         MONTH
    INSIDERS:  NAME/COMP   TYPE                 SEPTEMBER       OCTOBER     NOVEMBER      DECEMBER         MONTH          MONTH
    ---------------------------                 ---------      ---------  -----------    ----------       -------        -------

  1. Atkins, Samuel      Director's Comp          2,500.00                   1,248.47      3,709.50
  2. Hair, Cliff         Salary+Exp Reimb         9,634.50      9,584.00    10,616.50      9,584.00
  3. Kennedy, W.D.       Director's Comp          2,500.00                   1,000.00      3,500.00
  4. Langdon, Jerry      Director's Comp+Ins      3,520.12      1,020.12     2,020.12      4,520.12
  5. Liedtke, Cadell     Salary+Exp Reimb        25,061.00     25,025.00    25,039.25     25,052.50
  6. Miller, Brian       Salary+Exp Reimb         7,491.00      7,334.00     7,334.00      7,334.00
  7. Musselman, H.       Salary+Exp Reimb        20,834.00     22,184.00    20,834.00     23,920.31
  8. Pagano, Sal         Salary+Exp Reimb         8,334.00      9,622.40     8,784.23      8,641.87
  9. Page, Bobby         Salary+Exp Reimb        15,488.54     16,286.48    15,637.74     15,530.32
 10. Zinn, Celia         Salary+Exp Reimb         8,334.00      9,788.23     8,334.00      8,334.00
                                               -----------   -----------  -----------   -----------
TOTAL INSIDERS  (MOR-1)                        $103,697.16   $100,844.23  $100,848.31   $110,126.62           $0.00         $0.00
                                               ===========   ===========  ===========   ===========


                                                       MONTH          MONTH              MONTH
              PROFESSIONALS             MONTH         OCTOBER        NOVEMBER           DECEMBER           MONTH          MONTH
              -------------             -----         -------        --------           ---------          -----          -----

  1. Sheinfield, Maley & Kay P.C.                    61,000.00      42,924.74           45,611.67
  2. Cotton, Bledsoe                                                11,795.17           62,923.80
  3. KPMG, LLP                                                                          55,034.29
  4. Petrie Parkman                                                                     75,354.16
  5. Weil Gotshal                                                                       25,743.63
  6.
                                                    ----------     ----------         -----------
TOTAL PROFESSIONALS (MOR-1)             $0.00       $61,000.00     $54,719.91         $264,667.55         $0.00           $0.00
                                                    ==========     ==========         ===========


     MOR-9